SETTLEMENT AGREEMENT

This Settlement Agreement ("Agreement") is made and entered into by and between Barbara Fisher ("Fisher") and Perma-Fix of Dayton, Inc. (which shall, along with all parties bound under Paragraph 2(A) of this Agreement, be referred to as "PFD") as of the date reflected below.

RECITALS

A. Fisher, a resident and citizen of Dayton, Ohio, rents property located at 43 West End Avenue, Dayton, Ohio, in the neighborhood that is in the immediate vicinity of an industrial facility, currently operated by PFD, located at 300 South West End Avenue, Dayton, Ohio (the "Facility"); and,

B. The Facility handles industrial waste that it treats, stores, and disposes of; and,

C. On December 2, 2004, Fisher filed a complaint in the Southern District of Ohio (the "Court") styled as *Fisher v. Perma-Fix of Dayton, Inc.*, Civil Action No. 3:04 CV 00418 (United States District Court for the Southern District of Ohio, Western Division) (hereinafter the "Litigation") alleging that PFD is violating the federal Clean Air Act and Ohio's federally-approved State Implementation Plan. Fisher's complaint (the "Complaint") expressly alleges that PFD is a major source of hazardous air pollutants; that PFD is a public air nuisance in violation of Section 3745-15-07 of the Ohio Administrative Code; and that PFD is not complying with other specified requirements that are enforceable under the Clean Air Act. The Complaint seeks, among other relief,

remediation of the harm caused by the alleged statutory violations (collectively referred to as "Plaintiff's federal claims"); and,

D. On February 1, 2005, PFD filed an answer denying the material allegations of the Complaint and requested judgment in PFD's favor; and

E. On August 24, 2006, Plaintiff-Intervenor the United States of America, on behalf of the United States Environmental Protection Agency ("EPA"), filed an Amended Complaint in Intervention (the "Complaint in Intervention") in the Litigation, also alleging that PFD is a major source of hazardous air pollutants that fails to comply with specified requirements under the Clean Air Act. In addition, the Complaint in Intervention alleges that PFD failed to respond to a July 26, 2002 information request issued by EPA, in alleged violation of Section 114(a) of the Clean Air Act (all claims in the Complaint in Intervention shall be collectively referred to as "Plaintiff-Intervenor's claims"); and,

F. On September 11, 2006, PFD filed an answer denying the material allegations of the Complaint in Intervention and requested judgment in PFD's favor; and

G. The parties have engaged in good faith negotiations that have resulted in an April 25, 2007 agreement in principle ("Agreement in Principle"), which, once it is memorialized in a final consent decree (the "Consent Decree") and, subject to approval by the Court, will, along with this Agreement, resolve all of the plaintiffs' federal claims; and

H. On May 3, 2007, the Court, based upon the filings by the parties, vacated the trial date and remaining pretrial dates and entered a stay of all proceedings pending

settlement negotiations. The Court subsequently rescheduled the trial to begin on January 7, 2008; and,

I. Fisher and PFD desire to avoid the uncertainties and expense of continuing the Litigation and wish to settle and compromise, on the terms set forth below and in the Consent Decree, any and all claims that Fisher could have raised against PFD through and including the date of the signing of this Agreement, including claims for past attorneys' fees and litigation costs.

PROVISIONS

NOW, THEREFORE, in consideration of the premises aforesaid, the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Fisher and PFD hereby agree as follows:

1. Recitals Incorporated: The Recitals and prefatory phrases in the recital paragraphs set forth above, are hereby incorporated in full and made a part of this Agreement.

2. Parties Bound: This Settlement Agreement shall apply to and be binding upon, and inure to the benefit of:

A. PFD, and its agents, principals, partners, representatives, employees, directors, officers, shareholders, predecessors, successors, acquirers, purchasers (including purchasers of some or all of PFD's assets who continue any substantial or material operations at the 300 South West End Avenue location in Dayton, Ohio, a.k.a., the Facility), transferees, insurers, subsidiaries, parent corporations, corporations affiliated with or acquired by PFD, and/or its respective assigns;

B. Fisher and her heirs, executors, administrators, agents and representatives.

3. <u>Neighborhood Environmental Committee:</u> It is the desire of Fisher and PFD to promote open dialogue between the surrounding neighborhood and PFD and to provide a means for the neighborhood to address environmental issues of concern to the neighborhood. In furtherance of that mutual interest, Fisher and PFD agree to conduct meetings between representatives of PFD and a Neighborhood Environmental Committee ("the Committee"). These meetings will provide a forum to discuss and attempt to resolve environmental issues of concern to the neighborhood and/or PFD relating to or arising from PFD activities. These issues may include implementation of the Consent Decree that the parties anticipate will be entered in the Litigation, or other environmental matters related to operations at the 300 South West End Ave. location in Dayton, Ohio, a.k.a., the Facility.

The Committee shall be comprised of up to 12 people from the surrounding community. The members of the Committee from time to time shall be jointly selected by Fisher and the Committee's counsel, Advocates for Basic Legal Equality, Inc. ("ABLE"), in the sole and complete discretion of Fisher and ABLE. The Committee may adopt such rules or by-laws for its internal governance as it deems appropriate.

As one means of addressing the concerns of the Committee, the Committee and PFD shall meet once every 30 days during the 18 month period following the Consent Decree Entry Date, as defined in Paragraph 11 of this Agreement, with the first meeting taking place within 60 days of the Consent Decree Entry Date. After 18 months, the

Committee and PFD shall meet once every 60 days, for 3 years after the Consent Decree Entry Date or PFD has met its Consent Decree obligations to the satisfaction of the Court, whichever is later, unless at an earlier date, the parties mutually agree further meetings are unnecessary. The frequency of meetings may be varied by mutual agreement of the parties. Either party may request special meetings more frequently than set forth herein to address issues of immediate concern. The parties shall use their best efforts to promptly schedule meetings at mutually convenient times. Nothing contained herein shall preclude the parties from continuing to meet after they are no longer obligated to do so if the parties desire to do so.

PFD shall designate one or more representatives to attend meetings. PFD has the sole and complete discretion to designate representatives of its own choosing, but shall bear in mind the underlying purpose of encouraging dialogue and seeking resolution of issues of concern to the Committee and/or PFD. To the extent PFD is given advance notice by the Committee of issues the Committee wishes to discuss at any particular meeting, PFD shall also consider those issues in designating its representative(s), and, if available, provide representatives who are knowledgeable about the designated issues.

The following language shall be included in the Consent Decree submitted for approval and entry by the Court in the Litigation:

> "Plaintiff Fisher and Perma-Fix represent that they have entered into an additional settlement agreement that is not incorporated in this Consent Decree. Plaintiff Fisher and Perma-Fix represent that they have agreed, as part of that settlement, that Fisher and her counsel will organize a Neighborhood Environmental Committee that will, as one means of addressing the Committee's concerns, meet, from time to time, with representatives of the Facility to discuss and seek to resolve issues of concern to the neighborhood and/or Perma-Fix (including all successors, transferees,

and/or other entities or persons bound by this Consent Decree) arising out of operations at the Facility."

4. Provision of Information to the Committee: In furtherance of the Committee's work, ABLE may request documents or information from PFD subject to the following terms:

A. It is the intent of the parties bound by this Agreement to allow the exchange of sufficient information concerning PFD's compliance with or implementation of the Consent Decree and/or concerning specific incidents about which the Committee has received neighborhood complaints or questions to allow the Committee to address such concerns. In order to facilitate this exchange of information, ABLE shall confer with a representative of PFD to informally request such information, and ABLE and the PFD representative shall make a good-faith effort to agree on the information to be provided to ABLE.

B. In the event that the informal process set forth in Paragraph 4(A) does not reasonably satisfy the Committee's informational needs, ABLE may make a written request to PFD for specific information concerning PFD's compliance with or implementation of the Consent Decree or concerning specific incidents about which the Committee has received neighborhood complaints or questions. Before making such a formal request, ABLE shall consult with a PFD representative knowledgeable about the nature and extent of available information, and ABLE shall use reasonable efforts to tailor its request to minimize the burden imposed on PFD.

C. In responding to ABLE's requests for information, PFD agrees that it will promptly provide ABLE with copies of requested information so long as the request is within the scope of, and ABLE reasonably follows the procedures

contained in, Paragraph 4(B) of this Agreement, unless the Court, upon motion, determines that the production poses an unreasonable burden on PFD. PFD may designate documents or other information so provided as confidential so long as those documents or that information could be designated as confidential under the requirements of Paragraph I.A. and Paragraph V of the December 1, 2006 Agreed Protective Order Regarding Defendant's Confidential Information (Docket No. 72)(the "Protective Order"). ABLE and its consultants shall use information designated as confidential solely for purposes of the work of the Committee and shall take all reasonable steps to protect the confidentiality of any such designated information. The Court shall retain jurisdiction to enforce the confidentiality of the documents or information provided pursuant to this Paragraph. ABLE and its consultants shall return all copies or records, summaries, or compilations of such documents or information when they are: (1) no longer needed to monitor PFD's compliance with or implementation of the Consent Decree; and/or (2) no longer needed by the Committee for other environmental issues related to the Facility.

D. Nothing herein shall prevent ABLE from providing the Committee with summaries of information obtained from PFD as long as such summaries do not contain the particular information that PFD has designated as confidential.

5. Committee Payment: PFD shall cause the sum of One Hundred Thousand U.S. Dollars ($100,000.00) (the "Committee Payment") to be paid pursuant to the mechanism set forth in Paragraph 8 of this Agreement. Fisher, on behalf of the neighborhood, has initially elected to use the Committee Payment to provide technical support to the Committee. If, after consultation with the Committee, Fisher and ABLE agree that the Committee has no need or no further need for such technical assistance,

ABLE and Fisher in their sole and complete discretion shall designate other uses for the remaining Committee Payment, provided that those uses benefit the neighborhood. PFD shall have no further financial responsibility for the Committee or any expenses it incurs beyond the payment contemplated herein.

6. Legal Fees and Litigation Costs: PFD shall cause the sum of One Million Two Hundred Thousand U.S. Dollars ($1,200,000.00) (the "Legal Expense Payment Amount") to be paid pursuant to the mechanism set forth in Paragraph 8 of this Agreement. The Legal Expense Payment Amount represents full payment for the legal fees and litigation costs incurred by Fisher's Counsel and satisfies in full any and all claims for attorneys' fees, expert witness fees, costs, and expenses incurred by Fisher and her lawyers in connection with, relating to, or arising out of the Litigation between Fisher and PFD.

7. Settlement Amount: PFD shall cause U.S. funds in the confidential amount referenced in Exhibit A, attached hereto (the "Settlement Amount"), to be paid pursuant to the mechanism set forth in Paragraph 8 of this Agreement. The Settlement Amount shall be paid to ABLE and shall be deposited by ABLE in a special trust account maintained by ABLE for the exclusive benefit of Barbara Fisher, and represents the full and complete compensation for bodily injury claims that Fisher has or could have brought as of the date of the signing of this Agreement.

8. Payments through Direct Pay Letters of Credit: Upon execution of this Agreement, PFD shall deliver to either of D. David Altman, Esq. or Ellis Jacobs, Esq., or their designated successor under Paragraph 28 of this Agreement, (collectively referred to as "Fisher's Counsel"): (i) an Irrevocable Direct Pay Letter of Credit ("Letter of Credit A") issued by a federally insured financial institution reasonably acceptable to Fisher (the "Financial Institution") in a face amount equal to the amount of the Committee Payment;

(ii) an Irrevocable Direct Pay Letter of Credit ("Letter of Credit B") issued by the Financial Institution in a face amount equal to the amount of the Legal Expense Payment Amount; and (iii) an Irrevocable Direct Pay Letter of Credit ("Letter of Credit C" and together with the Letter of Credit A and Letter of Credit B, the "Letters of Credit") issued by the Financial Institution in a face amount equal to the Settlement Amount. The sum of all amounts payable under the Letters of Credit is referred to herein as the "Settlement Payment." Fisher's Counsel shall be the stated beneficiaries of the Letters of Credit. The expiry date of the Letters of Credit (which may be extended) shall be a date not earlier than one year from the Effective Date of this Agreement. The forms of the Letters of Credit, sight draft and certificate are set forth in Exhibit B attached hereto. The Letters of Credit shall be secured by compensating deposits or other security provided by PFD satisfactory to the Financial Institution.

A. Fisher's Counsel shall be entitled to make draws on the Letters of Credit as follows:

(i) Pursuant to Paragraph 5 of this Agreement, Fisher's Counsel may draw $100,000 against Letter of Credit A at any time after the Consent Decree Entry Date, as defined in Paragraph 11 or as otherwise permitted pursuant to Section 8B. hereof; and

(ii) Pursuant to Paragraph 6 of this Agreement, Fisher's Counsel may draw $1,200,000 against Letter of Credit B payable to D. David Altman Co., L.P.A. Trust Account (or another trust account designated by Fisher's Counsel) at any time following the Consent Decree Entry Date, as defined in Paragraph 11 or as otherwise permitted pursuant to Section 8 B. hereof; and

(iii) Pursuant to Paragraph 7 of this Agreement, Fisher's Counsel may draw the Settlement Amount against Letter of Credit C at any time after the Consent

Decree Entry Date, as defined in Paragraph 11 or as otherwise permitted pursuant to Section 8 B. hereof, and such amount shall be paid to a special trust account maintained by ABLE for the exclusive benefit of Barbara Fisher.

B. In addition to the right to draw against the Letters of Credit after the Consent Decree Entry Date, Fisher's Counsel shall also be entitled to make draws on the Letters of Credit in the event that:

(i) there is a material breach of this Agreement by PFD; and/or

(ii) a consent decree is not lodged (i.e., there is no Consent Decree Lodging Date) in conjunction with direct or indirect acts or omissions of PFD, such as PFD's:

(a) failing to affirmatively support the Consent Decree, except as set forth in subparagraph 8 C.(i) below; and/or

(b) making changes to PFD's business structures or operations which result in a failure to lodge the Consent Decree; and/or

(c) filing of voluntary bankruptcy by PFD or the filing of involuntary bankruptcy against PFD, except where the petitioning creditor(s) are Fisher, persons bound under Paragraph 2 B., Fisher's Counsel, or members of the Committee; and/or

(d) otherwise preventing, impairing, or adversely affecting the lodging, except as set forth in subparagraph 8 C.(i) below; and/or

(iii) the Consent Decree is lodged, but is not entered (i.e., there is no Consent Decree Entry Date) in conjunction with direct or indirect acts

or omissions of PFD, such as PFD's:

(a) failing to affirmatively support the Consent Decree; and/or

(b) making changes to PFD's business structures or operations which result in a failure to enter the Consent Decree; and/or

(c) filing of voluntary bankruptcy by PFD or the filing of involuntary bankruptcy against PFD, except where the petitioning creditor(s) are Fisher, persons bound under Paragraph 2 B., Fisher's Counsel, or members of the Committee; and/or

(d) otherwise preventing, impairing, or adversely affecting the entering;

then upon the occurrence of any of the events set forth in subparagraph 8 B. (i) through (iii) hereof, Fisher's Counsel may draw the entire amounts due under the Letters of Credit.

C. If none of the events, acts, or omissions described in subparagraphs 8 A. and 8 B. has occurred and:

(i) PFD has withheld its signature from a consent decree solely because the consent decree is materially inconsistent with the Agreement in Principle; and

(ii) no consent decree is entered and the parties to the Litigation have abandoned seeking a consent decree;

then PFD shall be entitled to move for an order of the Court terminating the Letters of Credit on the ground that the proposed consent decree is materially inconsistent with the Agreement in Principle. Fisher shall be entitled to oppose that motion. In the event that the Court grants such motion, PFD shall be

entitled to the entry of an order terminating the Letters of Credit and the release of any compensating deposits or security for the Letters of Credit and each party shall be entitled to proceed with the Litigation.

9. Effective Date: The "Effective Date" of this Agreement is the date that this Agreement is executed by all the parties hereto.

10. Consent Decree Lodging Date: The "Consent Decree Lodging Date" is the date that the Consent Decree is lodged with the Court.

11. Consent Decree Entry Date: The "Consent Decree Entry Date" is the date that the Court enters a consent decree as a judgment.

12. Mutual Release and Waiver of Claims: Effective ninety-five (95) days following the completion of all draws under the Letters of Credit (the "Release Effective Date"), Fisher and PFD, for themselves, their heirs, predecessors, successors, and assigns, do hereby release, remise, acquit, and forever discharge each other, together with their respective principals, partners, directors, officers, employees, attorneys, shareholders, subsidiaries, affiliates, parents, agents, representatives, and insurers, and any and all of the heirs, predecessors, successors, and assigns of the foregoing, from any and all manner of action, causes of action, claims, counterclaims, or demands whatsoever (collectively referred to for purposes of this Paragraph as "claims") that are set forth in the lawsuit captioned Barbara Fisher, et al. v. Perma-Fix of Dayton, Inc., CASE NO: 3:04 CV 0418, or those claims that, as of the date that the parties signed this Agreement, the parties knew about, or through the exercise of reasonable diligence, should have been discovered and asserted in the Litigation. This Mutual Release and Waiver does not extend to the rights and obligations of the parties arising out of this Agreement, and the respective rights and obligations of the parties herein shall survive this Mutual Release and Waiver. This Mutual Release and

Waiver is subject to all of the terms and conditions of this Agreement, and does not release or excuse the full and complete performance of the obligations of the parties hereunder.

13. Continuing Jurisdiction of the Court: The parties bound by this Agreement agree that the Court shall retain jurisdiction to construe and enforce the terms of this Agreement.

14. Dismissal of Fisher Claims: Within ten (10) days following the Release Effective Date, the parties shall take such steps as are reasonably necessary to cause a stipulated order of dismissal to be entered by the Court that causes all claims that Fisher has asserted in the Litigation to be dismissed with prejudice and without costs to either party. The stipulated order of dismissal shall contain an express provision retaining continuing jurisdiction of the Court over enforcement and interpretation of the terms of this Agreement, and the terms of this Agreement shall be incorporated into the stipulated order of dismissal, except that the amount of the confidential Settlement Amount referenced in Exhibit A shall not be incorporated into the stipulated order of dismissal. The express retention of jurisdiction language in the stipulated order of dismissal shall state the following: "This Court shall retain continuing jurisdiction to construe and enforce the provisions of the Settlement Agreement entered into between Plaintiff Fisher and Perma-Fix of Dayton." The dismissal of Plaintiff's federal claims shall not be used in any manner adverse to Fisher in any dispute over this Agreement, any communication with the government concerning any matter related to the litigation, or any subsequent environmental order or agreement involving PFD or any other party bound by the terms of this Agreement.

15. Entry of Consent Decree: PFD and Fisher will not object to the entry of a consent decree that reflects the Agreement in Principle and will support its entry by the Court. PFD and Fisher shall use their respective best efforts to cause such consent

decree to be entered by the Court as expeditiously as possible.

16. Transfer of Ownership or Sale: Fisher has been advised by PFD that PFD may transfer the ownership or operation of the Facility or some or all of PFD's assets (a "Transfer") to an acquirer who may continue some or all of the operations at the Facility (an "Acquirer"). No more than five (5) days after entering into any binding agreement with an Acquirer with respect to the Transfer (an "Acquisition Agreement"), PFD shall provide a copy of the Acquisition Agreement to Fisher's Counsel. The Acquisition Agreement shall include a provision requiring the Acquirer to assume PFD's obligations under this Agreement. Any attempt to effect a Transfer without complying with the notice provisions of this Paragraph, or any failure of an Acquirer to assume PFD's obligations as contemplated hereunder, shall constitute a material breach of this Agreement.

17. Proper Authority: PFD represents, warrants, and covenants that PFD has proper legal authority, on behalf of itself, its parent, and all other PFD-related parties currently bound, to enter into this Agreement and all related documents required to be executed in connection therewith. Plaintiff Barbara Fisher represents, warrants, and covenants that she has the proper legal authority, on behalf of herself and all Fisher-related parties currently bound, to enter into this Agreement and all related documents required to be executed in connection therewith.

18. PFD's Financial Viability: PFD represents, warrants and covenants that: (i) there are no cases or proceedings pending under the United States Bankruptcy Code or any other similar state or federal insolvency, reorganization or receivership laws involving PFD; (ii) PFD has no present reason to seek relief under the United States Bankruptcy Code or any other similar state or federal insolvency, reorganization, receivership or similar laws; (iii) PFD has no present intention to seek relief at the present time or in the future under the United States Bankruptcy Code or any other similar state or federal insolvency,

reorganization, receivership or similar laws; (iv) PFD is not insolvent, as defined in the United States Bankruptcy Code or any applicable state or federal statute, and PFD will not be rendered insolvent by the execution, delivery and performance of this Agreement; (v) upon the performance of the obligations under this Agreement, PFD will have the financial wherewithal to pay PFD's debts as and when they become due; (vi) PFD does not intend to, nor does PFD believe that it will, incur debts beyond its ability to pay such debts as they mature; and (vii) PFD does not and will not have unreasonably small capital to conduct its business after the execution of this Agreement and the performance of its obligations (including payment of the Settlement Payment) under this Agreement.

19. Entire Agreement: This Agreement constitutes the entire agreement of the parties, and no understandings, agreements, or representations, oral or otherwise, exist or have been made by or among the parties.

20. Confidentiality: The Settlement Amount paid by PFD pursuant to Paragraph 7 of this Agreement is confidential. The parties represent that they have not disclosed the Settlement Amount and will not publish, disclose or cause to be disclosed the Settlement Amount, except to banks issuing the Letters of Credit, as needed to seek approval of this Agreement, to a tax preparer if necessary, or except as required by law or Court order. Nothing in this Paragraph shall prevent any party from disclosing that the parties have reached an amicable resolution of the dispute and that Fisher was paid a nominal amount as part of that settlement.

21. No Prior Assignment or Transfer: The parties represent and warrant to each other that they have neither made nor suffered to be made any assignments or transfer of any right, claim, demand or cause of action covered by this Agreement, and that they are the sole and absolute legal and equitable owners thereof.

22. No Oral Modifications: This Agreement may be modified only by a

writing executed by each of the parties hereto.

23. Time is of the Essence: Time is of the essence in finalizing the terms of the Consent Decree and in carrying out the completion of the terms and obligations set forth herein.

24. Informed Consent: The parties hereto warrant and represent that they have read and understand this Agreement, have consulted with their respective legal counsel regarding its effect, and have all necessary authority to execute and deliver this Agreement, including all ancillary agreements or other documents required to be executed in connection herewith.

25. Counterpart, Facsimile Execution: This Agreement may be executed in counter-parts, all of which counter-parts together shall constitute one agreement. Telefacsimiled or e-mailed signatures are valid and binding.

26. No Admission: This Agreement and its execution and performance do not constitute an admission by any of the parties hereto as to their liability or damages suffered with respect to any claims being resolved or released by this Agreement.

27. No Liability Assumed: Fisher shall not assume any liability for work performed by PFD under this Agreement or any Consent Decree that is eventually approved by the Court, nor is Plaintiff Fisher deemed an agent of PFD because of her role in any work performed under this Agreement or any Consent Decree that is approved by the Court.

PFD does not undertake any responsibility and shall not assume any liability for the activity of or work performed by the Committee or its attorneys or consultants, nor is PFD deemed an agent of the Committee or its agents or consultants in connection with the work of the Committee.

28. Notices: Notices or tenders sent or made in connection with this

Agreement shall be made by 1) telefacsimile or e-mail with a copy by First Class Mail, or 2) by hand delivery, addressed as follows:

IF TO PERMA-FIX OF DAYTON, INC.:

Mr. Scott Ellis
Business, Government & Legal Affairs Manager Perma-Fix Environmental Services, Inc.
701 Scarboro Road
Suite 300
Oak Ridge, Tennessee 37830
(865) 813-1301 - facsimile
sellis@perma-fix.com - e-mail

with a copy to:

Mr. Paul T. Fox
Greenberg Traurig, LLP
77 West Wacker Dr. Suite 2500
Chicago, Illinois 60601
(312) 899-0314 - facsimile
foxp@gtlaw.com - e-mail

or to such other individual as may be designated in writing by PFD.

IF TO FISHER:

Ms. Barbara Fisher
43 West End Avenue
Dayton, Ohio 45247

with copies to:

Mr. Ellis Jacobs
Advocates for Basic Legal Equality, Inc. 333 W. First St., Suite 500B
Dayton, OH 45402
(937) 449-8131 - facsimile
ejacobs@ablelaw.org - e-mail

and

Mr. D. David Altman
David Altman Co., LPA

15 East Eighth St.
Suite 200W
Cincinnati, Ohio 45202
(513) 721-2299 - facsimile
daltman@one.net - e-mail

or such other individual as may be designated in writing by Ms. Fisher.

29. Governing Law: This Agreement is deemed to have been made in Montgomery County, Ohio and shall be governed by the contract law of the State of Ohio and other applicable Ohio and federal law. The parties expressly agree that this Agreement shall be construed as if jointly drafted by counsel for the respective parties.

30. Date of Execution: This Agreement shall be deemed fully executed on the date it is executed by all of the parties hereto.

In Witness Whereof, this Agreement has been entered into this 19th day of ~~November~~ December, 2007.

PERMA-FIX OF DAYTON, INC.,

By:

____

Its Duly Authorized Representative

[signature]

BARBARA FISHER

15 East Eighth St.
Suite 200W
Cincinnati, Ohio 45202
(513) 721-2299 - facsimile
daltman@one.net - e-mail

or such other individual as may be designated in writing by Ms. Fisher.

29. Governing Law: This Agreement is deemed to have been made in Montgomery County, Ohio and shall be governed by the contract law of the State of Ohio and other applicable Ohio and federal law. The parties expressly agree that this Agreement shall be construed as if jointly drafted by counsel for the respective parties.

30. Date of Execution: This Agreement shall be deemed fully executed on the date it is executed by all of the parties hereto.

In Witness Whereof, this Agreement has been entered into this ____ day of December, 2007.

PERMA-FIX OF DAYTON, INC.,

By: ______________________________
Vice President
Its Duly Authorized Representative

____

BARBARA FISHER

EXHIBIT A – SETTLEMENT AMOUNT

The Settlement Amount, as defined in Paragraph 7 of the Settlement Agreement, is $25,000 U.S. Dollars. The dollar amount of the Settlement Amount shall be kept confidential in accordance with the terms of Paragraph 20 of the Settlement Agreement.

BENEFICIARY:
ELLIS JACOBS, ESQ. OR THE
SUCCESSOR (AS DEFINED BELOW)
SEE BELOW FOR COMPLETE NAME/ADDRESS
DAYTON, OH 45402

APPLICANT:
PERMA-FIX OF DAYTON, INC.
ATTN: JOANIE INGRAM
8302 DUNWOODY PLACE, SUITE 250
ATLANTA, GA 30350

IRREVOCABLE STANDBY LETTER OF CREDIT

OUR REFERENCE:	18108502-00-000
AMOUNT:	USD $100,000.00
ISSUE DATE:	DECEMBER 20, 2007
EXPIRY DATE:	DECEMBER 20, 2008
EXPIRY PLACE:	OUR COUNTERS

BENEFICIARY COMPLETE NAME AND ADDRESS TO READ AS FOLLOWS:

DRAFT

ELLIS JACOBS, ESQ. OR THE
SUCCESSOR (AS DEFINED BELOW)
C/O ADVOCATES FOR BASIC LEGAL EQUALITY, INC.
333 W. FIRST ST., SUITE 500B
DAYTON, OH 45402

PNC BANK, NATIONAL ASSOCIATION (THE "BANK") HEREBY ESTABLISHES IN FAVOR OF ELLIS JACOBS, ESQ. ("JACOBS") OR, IN THE EVENT OF HIS DEATH, DISABILITY OR UNAVAILABILITY, A SUCCESSOR APPROVED IN WRITING BY PERMA-FIX OF DAYTON, INC (THE "SUCCESSOR") (EACH OF JACOBS AND/OR THE SUCCESSOR BEING A "BENEFICIARY" HEREUNDER, AND EACH WITH THE AUTHORITY TO ACT ALONE IN MAKING ANY DRAWINGS HEREUNDER) FOR THE ACCOUNT OF PERMA-FIX OF DAYTON, INC., A OHIO CORPORATION (THE "COMPANY"), ITS IRREVOCABLE LETTER OF CREDIT NO. 18108502-00-000 (THIS "LETTER OF CREDIT") IN THE AMOUNT OF ONE HUNDRED THOUSAND AND 00/100THS UNITED STATES DOLLARS (US $100,000.00), EFFECTIVE IMMEDIATELY AND EXPIRING AT 5:00 P.M., PITTSBURGH, PENNSYLVANIA TIME, ON DECEMBER 20, 2008 (THE "EXPIRATION DATE") OR IF THE EXPIRATION DATE IS NOT A BUSINESS DAY (AS HEREINAFTER DEFINED) ON THE NEXT SUCCEEDING BUSINESS DAY, UNLESS TERMINATED EARLIER IN ACCORDANCE WITH THE PROVISIONS HEREOF.

THIS LETTER OF CREDIT IS BEING ISSUED AS "LETTER OF CREDIT A" IN CONNECTION WITH THAT CERTAIN SETTLEMENT AGREEMENT (THE "SETTLEMENT AGREEMENT") BETWEEN THE COMPANY AND BARBARA FISHER DATED DECEMBER 19, 2007, PURSUANT TO WHICH THE COMPANY HAS AGREED TO MAKE PAYMENT THROUGH THIS DIRECT PAY IRREVOCABLE LETTER OF CREDIT. ALL CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN SHALL HAVE THE MEANINGS ASCRIBED THERETO IN THE SETTLEMENT AGREEMENT.

AS USED IN THIS LETTER OF CREDIT, THE TERM "BUSINESS DAY" SHALL MEAN ANY DAY OF THE YEAR, OTHER THAN A SATURDAY OR A SUNDAY, ON WHICH BANKS LOCATED IN PITTSBURGH, PENNSYLVANIA, ARE NOT REQUIRED OR AUTHORIZED BY LAW TO REMAIN CLOSED OR ON WHICH THE NEW YORK STOCK EXCHANGE IS NOT CLOSED.

DRAFT

THE BENEFICIARY IS HEREBY IRREVOCABLY AUTHORIZED TO DRAW ON US, FOR THE ACCOUNT OF THE COMPANY, IN ACCORDANCE WITH THE TERMS AND CONDITIONS HEREOF, AN AGGREGATE AMOUNT NOT EXCEEDING ONE HUNDRED THOUSAND AND 00/100THS UNITED STATES DOLLARS (US $100,000) (THE "STATED AMOUNT"). ALL DRAWINGS UNDER THIS LETTER OF CREDIT WILL BE PAID WITH OUR OWN FUNDS AND WILL NOT BE PAID DIRECTLY OR INDIRECTLY FROM FUNDS OR COLLATERAL ON DEPOSIT WITH OR FOR THE ACCOUNT OF, OR PLEDGED WITH OR FOR THE ACCOUNT OF, THE BANK BY THE COMPANY.

FUNDS UNDER THIS LETTER OF CREDIT ARE ONLY AVAILABLE TO THE BENEFICIARY AGAINST A SIGHT DRAFT DRAWN ON US, SUBSTANTIALLY IN THE FORM OF EXHIBIT 1 HERETO (THE "SIGHT DRAFT"), STATING ON ITS FACE: "DRAWN UNDER PNC BANK, NATIONAL ASSOCIATION, LETTER OF CREDIT NO. 18108502-00-000" AND UPON THE BENEFICIARY'S PRESENTING TO US THE WRITTEN CERTIFICATE IN THE FORM OF EXHIBIT 2 HERETO (THE "CERTIFICATE"). DRAWS UNDER THIS LETTER OF CREDIT WILL BE PAID BY WIRE TRANSFER AS DIRECTED IN THE SIGHT DRAFT.

PRESENTATION OF THE SIGHT DRAFT AND CERTIFICATE SHALL BE MADE ON A BUSINESS DAY AT OUR OFFICE LOCATED AT 500 FIRST AVENUE, 3RD FLOOR, PITTSBURGH, PENNSYLVANIA 15219 (ATTENTION: STANDBY LC DEPARTMENT) OR ANY OTHER OFFICE MAINTAINED BY BANK. IF WE RECEIVE SUCH SIGHT DRAFT AND CERTIFICATE AT SUCH OFFICE, ALL IN STRICT CONFORMITY WITH THE TERMS AND CONDITIONS OF THIS LETTER OF CREDIT, ON OR PRIOR TO THE TERMINATION HEREOF, WE WILL HONOR THE SAME AND MAKE PAYMENT HEREUNDER. IF THE SIGHT DRAFT AND CERTIFICATE ARE PRESENTED TO US AS AFORESAID BY 11:00 A.M., PITTSBURGH, PENNSYLVANIA TIME, PAYMENT WILL BE MADE, IN IMMEDIATELY AVAILABLE FUNDS BY WIRE TRANSFER BY 12:00 P.M., ON THE NEXT SUCCEEDING BUSINESS DAY FOLLOWING PRESENTATION; OTHERWISE, PAYMENT WILL BE MADE, IN IMMEDIATELY AVAILABLE FUNDS BY WIRE TRANSFER, BY 10:00 A.M ON THE THIRD BUSINESS DAY FOLLOWING PRESENTMENT. IF REQUESTED BY THE BENEFICIARY, PAYMENT MAY BE MADE BY DEPOSIT OF SUCH FUNDS INTO A DESIGNATED BANK ACCOUNT MAINTAINED BY THE BENEFICIARY.

ONLY THE BENEFICIARY OR THE SUCCESSOR MAY MAKE A DRAWING UNDER THIS LETTER OF CREDIT. UPON THE PAYMENT OF THE AMOUNT SPECIFIED IN THE SIGHT DRAFT AS DESIGNATED IN THE SIGHT DRAFT, WE WILL BE FULLY DISCHARGED OF OUR OBLIGATION UNDER THIS LETTER OF CREDIT WITH RESPECT TO SUCH SIGHT DRAFT AND SHALL NOT THEREAFTER BE OBLIGATED TO MAKE ANY FURTHER PAYMENTS UNDER THIS LETTER OF CREDIT IN RESPECT OF SUCH SIGHT DRAFT. BY PAYING THE AMOUNT DEMANDED IN SUCH SIGHT DRAFT WE MAKE NO REPRESENTATION AS TO THE CORRECTNESS OF THE AMOUNT DEMANDED IN SUCH SIGHT DRAFT. THE BANK SHALL NOT BE CALLED UPON TO DETERMINE QUESTIONS OF FACT OR LAW AT ISSUE BETWEEN THE BANK'S CUSTOMER AND THE BENEFICIARY OF THIS LETTER OF CREDIT.

THIS LETTER OF CREDIT SHALL AUTOMATICALLY TERMINATE WITHOUT ANY ACTION OR NOTICE AND SHALL BE DELIVERED TO US FOR CANCELLATION UPON THE EARLIEST OF: (I) THE MAKING BY THE BENEFICIARY OF THE DRAWING AVAILABLE TO BE MADE HEREUNDER; (II) OUR RECEIPT OF A WRITTEN CERTIFICATE SIGNED BY A BENEFICIARY AND AN OFFICER OF THE COMPANY STATING THAT THE TERMS OF THE SETTLEMENT AGREEMENT ALLOWING TERMINATION OF THIS LETTER OF CREDIT HAVE OCCURRED; OR (III) THE OCCURRENCE OF THE EXPIRATION DATE.

THIS LETTER OF CREDIT WILL BE AUTOMATICALLY EXTENDED WITHOUT AMENDMENT FOR ADDITIONAL PERIODS OF ONE YEAR FROM THE EXPIRATION DATE STATED

ABOVE OR ANY EXTENDED EXPIRATION DATES; UNLESS WE ARE PROVIDED WITH, FIVE BUSINESS DAYS PRIOR TO THE EXPIRATION DATE, A JOINT WRITTEN DIRECTION PURPORTEDLY SIGNED BY BOTH (1) THE BENEFICIARY (OR HIS SUCCESSOR) AND (2) AN AUTHORIZED REPRESENTATIVE OF THE APPLICANT STATING THAT LETTER OF CREDIT NO. 18108502-00-000 SHALL EXPIRE AND SHALL NOT AUTOMATICALLY RENEW.

THIS LETTER OF CREDIT IS SUBJECT TO THE INTERNATIONAL STANDBY PRACTICES/ISP98, INTERNATIONAL CHAMBER OF COMMERCE PUBLICATION NO. 590" (THE "ISP 98"). THIS LETTER OF CREDIT SHALL BE DEEMED TO BE MADE UNDER THE LAWS OF THE STATE OF OHIO, AND SHALL, AS TO MATTERS NOT GOVERNED BY THE ISP 98, BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF OHIO.

COMMUNICATIONS WITH RESPECT TO THIS LETTER OF CREDIT SHALL BE IN WRITING AND SHALL BE ADDRESSED TO US AT 500 FIRST AVENUE, 3RD FLOOR, PITTSBURGH, PENNSYLVANIA 15219 (ATTENTION: STANDBY LC DEPARTMENT), SPECIFICALLY REFERRING TO THE NUMBER OF THIS LETTER OF CREDIT.

THIS LETTER OF CREDIT SETS FORTH IN FULL OUR UNDERTAKING AND SHALL NOT IN ANY WAY BE MODIFIED, AMENDED, AMPLIFIED OR LIMITED BY REFERENCE TO ANY DOCUMENT, INSTRUMENT OR AGREEMENT REFERRED TO HEREIN (INCLUDING, WITHOUT LIMITATION, THE LOAN AGREEMENT), EXCEPT ONLY THE CERTIFICATE AND THE DRAFT REFERRED TO HEREIN; AND ANY SUCH REFERENCE SHALL NOT BE DEEMED TO INCORPORATE HEREIN BY REFERENCE ANY DOCUMENT, INSTRUMENT OR AGREEMENT EXCEPT FOR SUCH CERTIFICATE AND SUCH DRAFT.

PNC BANK, NATIONAL ASSOCIATION
GLOBAL TRADE SERVICE OPERATIONS

DRAFT

DRAFT

EXHIBIT 1

SIGHT DRAFT

__________, 20__

FOR VALUE RECEIVED

Pay on Demand to: ____________________________ Trust Account. One Hundred Thousand and 00/100 United States Dollars in immediately available funds by wire transfer as follows:

Bank Name: ____

Account Name: ______________________________________

Routing No.:____

Account No:____

Charge to account of Perma-Fix of Dayton, Inc., an Ohio corporation.

Drawn under PNC Bank, National Association Letter of Credit No. __________.

TO: PNC Bank, National Association
Standby LC Department
500 First Avenue, 3rd Floor
Pittsburgh, Pennsylvania 15219

____
Ellis Jacobs, Esq.

or

____
Name:___________________________
As Successor

(The signature of only one of the foregoing individuals shall be required)

DRAFT

EXHIBIT 2

CERTIFICATE

The undersigned Beneficiary or Successor Beneficiary hereby certifies to PNC Bank, National Association (the "Bank") with reference to PNC Bank, National Association Irrevocable Letter of Credit No. ___________ (the "Letter of Credit," the capitalized terms defined therein and not defined herein being used as therein defined) issued by the Bank in favor of the Beneficiary that:

(1) The undersigned Beneficiary or Successor Beneficiary is making a drawing under the Letter of Credit with respect to payment due under the Settlement Agreement.

(2) The undersigned Beneficiary or Successor Beneficiary hereby certify either that:

(i) The conditions described in Paragraph 8A. of the Settlement Agreement have occurred entitling the Beneficiary to draw under the Letter of Credit; OR

(ii) The conditions described in Paragraph 8B. of the Settlement Agreement have occurred entitling the Beneficiary to draw under the Letter of Credit.

(2) The maximum amount due and payable under this Letter of Credit is $100,000. The amount of the draft accompanying this certificate does not exceed such amount.

IN WITNESS WHEREOF, the undersigned Beneficiary has executed and delivered this certificate as of this ____ day of _________, 20__.

____
Ellis Jacobs, Esq.

or

____
Name:__________________________
As Successor

(The signature on only one of the foregoing individuals shall be required)

BENEFICIARY:
D. DAVID ALTMAN, ESQ. OR THE
SUCCESSOR (AS DEFINED BELOW)
SEE BELOW FOR COMPLETE NAME/ADDRESS
CINCINNATI, OH 45202

APPLICANT:
PERMA-FIX OF DAYTON, INC.
ATTN: JOANIE INGRAM
8302 DUNWOODY PLACE, SUITE 250
ATLANTA, GA 30350

IRREVOCABLE STANDBY LETTER OF CREDIT

OUR REFERENCE:	18108503-00-000
AMOUNT:	USD $1,200,000.00
ISSUE DATE:	DECEMBER 20, 2007
EXPIRY DATE:	DECEMBER 20, 2008
EXPIRY PLACE:	OUR COUNTERS

DRAFT

BENEFICIARY COMPLETE NAME AND ADDRESS TO READ AS FOLLOWS:

D. DAVID ALTMAN, ESQ. OR THE
SUCCESSOR (AS DEFINED BELOW)
C/O D. DAVID ALTMAN CO., L.P.A.
15 E. EIGHTH STREET, SUITE 200W
CINCINNATI, OHIO 45202

PNC BANK, NATIONAL ASSOCIATION (THE "BANK") HEREBY ESTABLISHES IN FAVOR OF D. DAVID ALTMAN, ESQ ("ALTMAN") OR, IN THE EVENT OF HIS DEATH, DISABILITY OR UNAVAILABILITY, A SUCCESSOR APPROVED IN WRITING BY PERMA-FIX OF DAYTON, INC (THE "SUCCESSOR") (EACH OF ALTMAN AND/OR THE SUCCESSOR BEING A "BENEFICIARY" HEREUNDER, AND EACH WITH THE AUTHORITY TO ACT ALONE IN MAKING ANY DRAWINGS HEREUNDER) FOR THE ACCOUNT OF PERMA-FIX OF DAYTON, INC., A OHIO CORPORATION (THE "COMPANY"), ITS IRREVOCABLE LETTER OF CREDIT NO. 18108503-00-000 (THIS "LETTER OF CREDIT") IN THE AMOUNT OF ONE MILLION TWO HUNDRED THOUSAND AND 00/100 UNITED STATES DOLLARS (US $1,200,000), EFFECTIVE IMMEDIATELY AND EXPIRING AT 5:00 P.M., PITTSBURGH, PENNSYLVANIA TIME, ON DECEMBER 20, 2008 (THE "EXPIRATION DATE") OR IF THE EXPIRATION DATE IS NOT A BUSINESS DAY (AS HEREINAFTER DEFINED) ON THE NEXT SUCCEEDING BUSINESS DAY, UNLESS TERMINATED EARLIER IN ACCORDANCE WITH THE PROVISIONS HEREOF.

THIS LETTER OF CREDIT IS BEING ISSUED AS "LETTER OF CREDIT B" IN CONNECTION WITH THAT CERTAIN SETTLEMENT AGREEMENT (THE "SETTLEMENT AGREEMENT") BETWEEN THE COMPANY AND BARBARA FISHER DATED DECEMBER 19, 2007, PURSUANT TO WHICH THE COMPANY HAS AGREED TO MAKE PAYMENT THROUGH THIS DIRECT PAY IRREVOCABLE LETTER OF CREDIT. ALL CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN SHALL HAVE THE MEANINGS ASCRIBED THERETO IN THE SETTLEMENT AGREEMENT.

AS USED IN THIS LETTER OF CREDIT, THE TERM "BUSINESS DAY" SHALL MEAN ANY DAY OF THE YEAR, OTHER THAN A SATURDAY OR A SUNDAY, ON WHICH BANKS LOCATED IN PITTSBURGH, PENNSYLVANIA, ARE NOT REQUIRED OR AUTHORIZED BY LAW TO REMAIN CLOSED OR ON WHICH THE NEW YORK STOCK EXCHANGE IS NOT CLOSED.

THE BENEFICIARY IS HEREBY IRREVOCABLY AUTHORIZED TO DRAW ON US, FOR THE ACCOUNT OF THE COMPANY, IN ACCORDANCE WITH THE TERMS AND CONDITIONS HEREOF, AN AGGREGATE AMOUNT NOT EXCEEDING ONE MILLION TWO HUNDRED THOUSAND AND 00/100S UNITED STATES DOLLARS (US $1,200,000) (THE "STATED AMOUNT"). ALL DRAWINGS UNDER THIS LETTER OF CREDIT WILL BE PAID WITH OUR OWN FUNDS AND WILL NOT BE PAID DIRECTLY OR INDIRECTLY FROM FUNDS OR COLLATERAL ON DEPOSIT WITH OR FOR THE ACCOUNT OF, OR PLEDGED WITH OR FOR THE ACCOUNT OF, THE BANK BY THE COMPANY.

FUNDS UNDER THIS LETTER OF CREDIT ARE ONLY AVAILABLE TO THE BENEFICIARY AGAINST A SIGHT DRAFT DRAWN ON US, SUBSTANTIALLY IN THE FORM OF EXHIBIT 1 HERETO (THE "SIGHT DRAFT"), STATING ON ITS FACE: "DRAWN UNDER PNC BANK, NATIONAL ASSOCIATION, LETTER OF CREDIT NO. 18108503-00-000" AND UPON THE BENEFICIARY'S PRESENTING TO US THE WRITTEN CERTIFICATE IN THE FORM OF EXHIBIT 2 HERETO (THE "CERTIFICATE"). DRAWS UNDER THIS LETTER OF CREDIT WILL BE PAID BY WIRE TRANSFER AS DIRECTED IN THE SIGHT DRAFT.

PRESENTATION OF THE SIGHT DRAFT AND CERTIFICATE SHALL BE MADE ON A BUSINESS DAY AT OUR OFFICE LOCATED AT 500 FIRST AVENUE, 3RD FLOOR, PITTSBURGH, PENNSYLVANIA 15219 (ATTENTION: STANDBY LC DEPARTMENT) OR ANY OTHER OFFICE MAINTAINED BY BANK. IF WE RECEIVE SUCH SIGHT DRAFT AND CERTIFICATE AT SUCH OFFICE, ALL IN STRICT CONFORMITY WITH THE TERMS AND CONDITIONS OF THIS LETTER OF CREDIT, ON OR PRIOR TO THE TERMINATION HEREOF, WE WILL HONOR THE SAME AND MAKE PAYMENT HEREUNDER. IF THE SIGHT DRAFT AND CERTIFICATE ARE PRESENTED TO US AS AFORESAID BY 11:00 A.M., PITTSBURGH, PENNSYLVANIA TIME, PAYMENT WILL BE MADE, IN IMMEDIATELY AVAILABLE FUNDS BY WIRE TRANSFER BY 12:00 P.M., ON THE NEXT SUCCEEDING BUSINESS DAY FOLLOWING PRESENTATION; OTHERWISE, PAYMENT WILL BE MADE, IN IMMEDIATELY AVAILABLE FUNDS BY WIRE TRANSFER, BY 10:00 A.M ON THE THIRD BUSINESS DAY FOLLOWING PRESENTMENT. IF REQUESTED BY THE BENEFICIARY, PAYMENT MAY BE MADE BY DEPOSIT OF SUCH FUNDS INTO A DESIGNATED BANK ACCOUNT MAINTAINED BY THE BENEFICIARY.

ONLY THE BENEFICIARY OR THE SUCCESSOR MAY MAKE A DRAWING UNDER THIS LETTER OF CREDIT. UPON THE PAYMENT OF THE AMOUNT SPECIFIED IN THE SIGHT DRAFT AS DESIGNATED IN THE SIGHT DRAFT, WE WILL BE FULLY DISCHARGED OF OUR OBLIGATION UNDER THIS LETTER OF CREDIT WITH RESPECT TO SUCH SIGHT DRAFT AND SHALL NOT THEREAFTER BE OBLIGATED TO MAKE ANY FURTHER PAYMENTS UNDER THIS LETTER OF CREDIT IN RESPECT OF SUCH SIGHT DRAFT. BY PAYING THE AMOUNT DEMANDED IN SUCH SIGHT DRAFT WE MAKE NO REPRESENTATION AS TO THE CORRECTNESS OF THE AMOUNT DEMANDED IN SUCH SIGHT DRAFT. THE BANK SHALL NOT BE CALLED UPON TO DETERMINE QUESTIONS OF FACT OR LAW AT ISSUE BETWEEN THE BANK'S CUSTOMER AND THE BENEFICIARY OF THIS LETTER OF CREDIT.

THIS LETTER OF CREDIT SHALL AUTOMATICALLY TERMINATE WITHOUT ANY ACTION OR NOTICE AND SHALL BE DELIVERED TO US FOR CANCELLATION UPON THE EARLIEST OF: (I) THE MAKING BY THE BENEFICIARY OF THE DRAWING AVAILABLE TO BE MADE HEREUNDER; (II) OUR RECEIPT OF A WRITTEN CERTIFICATE SIGNED BY A BENEFICIARY AND AN OFFICER OF THE COMPANY STATING THAT THE TERMS OF THE SETTLEMENT AGREEMENT ALLOWING TERMINATION OF THIS LETTER OF CREDIT HAVE OCCURRED; OR (III) THE OCCURRENCE OF THE EXPIRATION DATE.

THIS LETTER OF CREDIT WILL BE AUTOMATICALLY EXTENDED WITHOUT AMENDMENT FOR ADDITIONAL PERIODS OF ONE YEAR FROM THE EXPIRATION DATE STATED

ABOVE OR ANY EXTENDED EXPIRATION DATES; UNLESS WE ARE PROVIDED WITH, FIVE BUSINESS DAYS PRIOR TO THE EXPIRATION DATE, A JOINT WRITTEN DIRECTION PURPORTEDLY SIGNED BY BOTH (1) THE BENEFICIARY (OR HIS SUCCESSOR) AND (2) AN AUTHORIZED REPRESENTATIVE OF THE APPLICANT STATING THAT LETTER OF CREDIT NO. 18108503-00-000 SHALL EXPIRE AND SHALL NOT AUTOMATICALLY RENEW.

THIS LETTER OF CREDIT IS SUBJECT TO THE INTERNATIONAL STANDBY PRACTICES/ISP98, INTERNATIONAL CHAMBER OF COMMERCE PUBLICATION NO. 590" (THE "ISP 98"). THIS LETTER OF CREDIT SHALL BE DEEMED TO BE MADE UNDER THE LAWS OF THE STATE OF OHIO, AND SHALL, AS TO MATTERS NOT GOVERNED BY THE ISP 98, BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF OHIO.

COMMUNICATIONS WITH RESPECT TO THIS LETTER OF CREDIT SHALL BE IN WRITING AND SHALL BE ADDRESSED TO US AT 500 FIRST AVENUE, 3RD FLOOR, PITTSBURGH, PENNSYLVANIA 15219 (ATTENTION: STANDBY LC DEPARTMENT), SPECIFICALLY REFERRING TO THE NUMBER OF THIS LETTER OF CREDIT.

THIS LETTER OF CREDIT SETS FORTH IN FULL OUR UNDERTAKING AND SHALL NOT IN ANY WAY BE MODIFIED, AMENDED, AMPLIFIED OR LIMITED BY REFERENCE TO ANY DOCUMENT, INSTRUMENT OR AGREEMENT REFERRED TO HEREIN (INCLUDING, WITHOUT LIMITATION, THE LOAN AGREEMENT), EXCEPT ONLY THE CERTIFICATE AND THE DRAFT REFERRED TO HEREIN; AND ANY SUCH REFERENCE SHALL NOT BE DEEMED TO INCORPORATE HEREIN BY REFERENCE ANY DOCUMENT, INSTRUMENT OR AGREEMENT EXCEPT FOR SUCH CERTIFICATE AND SUCH DRAFT.

PNC BANK, NATIONAL ASSOCIATION
GLOBAL TRADE SERVICE OPERATIONS

DRAFT

EXHIBIT 1

SIGHT DRAFT

__________, 20__

FOR VALUE RECEIVED

Pay on Demand to: ______________________Trust Account, One Million Two Hundred Thousand and 00/100 United States Dollars in immediately available funds by wire transfer as follows:

Bank Name: ______________________________

Account Name: ______________________________

Routing No.:______________________________

Account No:______________________________

Charge to account of Perma-Fix of Dayton, Inc., an Ohio corporation.

Drawn under PNC Bank, National Association Letter of Credit No. __________.

TO: PNC Bank, National Association
Standby LC Department
500 First Avenue, 3rd Floor
Pittsburgh, Pennsylvania 15219

____
D. David Altman Esq.

or

____
Name:____________________________
As Successor

(The signature of only one of the foregoing individuals shall be required)

EXHIBIT 2

CERTIFICATE

The undersigned Beneficiary or Successor Beneficiary hereby certifies to PNC Bank, National Association (the "Bank") with reference to PNC Bank, National Association Irrevocable Letter of Credit No. ___________ (the "Letter of Credit," the capitalized terms defined therein and not defined herein being used as therein defined) issued by the Bank in favor of the Beneficiary that:

(1) The undersigned Beneficiary or Successor Beneficiary is making a drawing under the Letter of Credit with respect to payment due under the Settlement Agreement.

(2) The undersigned Beneficiary or Successor Beneficiary hereby certify either that:

(i) The conditions described in Paragraph 8A. of the Settlement Agreement have occurred entitling the Beneficiary to draw under the Letter of Credit; OR

(ii) The conditions described in Paragraph 8B. of the Settlement Agreement have occurred entitling the Beneficiary to draw under the Letter of Credit.

(2) The maximum amount due and payable under this Letter of Credit is $1,200,000.00 The amount of the draft accompanying this certificate does not exceed such amount.

IN WITNESS WHEREOF, the undersigned Beneficiary has executed and delivered this certificate as of this _____ day of __________, 20__.

____
D. David Altman, Esq.

or

____
Name:_________________________
As Successor

(The signature on only one of the foregoing individuals shall be required)

BENEFICIARY:
ELLIS JACOBS, ESQ. OR THE
SUCCESSOR (AS DEFINED BELOW)
SEE BELOW FOR COMPLETE NAME/ADDRESS
DAYTON, OH 45402

APPLICANT:
PERMA-FIX OF DAYTON, INC.
ATTN: JOANIE INGRAM
8302 DUNWOODY PLACE, SUITE 250
ATLANTA, GA 30350

IRREVOCABLE STANDBY LETTER OF CREDIT

OUR REFERENCE:	18108504-00-000
AMOUNT:	USD $25,000.00
ISSUE DATE:	DECEMBER 20, 2007
EXPIRY DATE:	DECEMBER 20, 2008
EXPIRY PLACE:	OUR COUNTERS

BENEFICIARY COMPLETE NAME AND ADDRESS TO READ AS FOLLOWS: DRAFT

ELLIS JACOBS, ESQ. OR THE
SUCCESSOR (AS DEFINED BELOW)
C/O ADVOCATES FOR BASIC LEGAL EQUALITY, INC.
333 W. FIRST ST., SUITE 500B
DAYTON, OH 45402

PNC BANK, NATIONAL ASSOCIATION (THE "BANK") HEREBY ESTABLISHES IN FAVOR OF ELLIS JACOBS, ESQ. ("JACOBS") OR, IN THE EVENT OF HIS DEATH, DISABILITY OR UNAVAILABILITY, A SUCCESSOR APPROVED IN WRITING BY PERMA-FIX OF DAYTON, INC (THE "SUCCESSOR") (EACH OF JACOBS AND/OR THE SUCCESSOR BEING A "BENEFICIARY" HEREUNDER, AND EACH WITH THE AUTHORITY TO ACT ALONE IN MAKING ANY DRAWINGS HEREUNDER) FOR THE ACCOUNT OF PERMA-FIX OF DAYTON, INC., A OHIO CORPORATION (THE "COMPANY"), ITS IRREVOCABLE LETTER OF CREDIT NO. 18108504-00-000 (THIS "LETTER OF CREDIT") IN THE AMOUNT OF TWENTY FIVE THOUSAND AND 00/100S UNITED STATES DOLLARS (US $25,000), EFFECTIVE IMMEDIATELY AND EXPIRING AT 5:00 P.M., PITTSBURGH, PENNSYLVANIA TIME, ON DECEMBER 20, 2008 (THE "EXPIRATION DATE") OR IF THE EXPIRATION DATE IS NOT A BUSINESS DAY (AS HEREINAFTER DEFINED) ON THE NEXT SUCCEEDING BUSINESS DAY, UNLESS TERMINATED EARLIER IN ACCORDANCE WITH THE PROVISIONS HEREOF.

THIS LETTER OF CREDIT IS BEING ISSUED AS "LETTER OF CREDIT C" IN CONNECTION WITH THAT CERTAIN SETTLEMENT AGREEMENT (THE "SETTLEMENT AGREEMENT") BETWEEN THE COMPANY AND BARBARA FISHER DATED DECEMBER 19, 2007, PURSUANT TO WHICH THE COMPANY HAS AGREED TO MAKE PAYMENT THROUGH THIS DIRECT PAY IRREVOCABLE LETTER OF CREDIT. ALL CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN SHALL HAVE THE MEANINGS ASCRIBED THERETO IN THE SETTLEMENT AGREEMENT.

AS USED IN THIS LETTER OF CREDIT, THE TERM "BUSINESS DAY" SHALL MEAN ANY DAY OF THE YEAR, OTHER THAN A SATURDAY OR A SUNDAY, ON WHICH BANKS LOCATED IN PITTSBURGH, PENNSYLVANIA, ARE NOT REQUIRED OR AUTHORIZED BY LAW TO REMAIN CLOSED OR ON WHICH THE NEW YORK STOCK EXCHANGE IS NOT CLOSED.

THE BENEFICIARY IS HEREBY IRREVOCABLY AUTHORIZED TO DRAW ON US, FOR THE ACCOUNT OF THE COMPANY, IN ACCORDANCE WITH THE TERMS AND CONDITIONS HEREOF, AN AGGREGATE AMOUNT NOT EXCEEDING TWENTY FIVE THOUSAND AND 00/100S UNITED STATES DOLLARS (US $25,000) (THE "STATED AMOUNT"). ALL DRAWINGS UNDER THIS LETTER OF CREDIT WILL BE PAID WITH OUR OWN FUNDS AND WILL NOT BE PAID DIRECTLY OR INDIRECTLY FROM FUNDS OR COLLATERAL ON DEPOSIT WITH OR FOR THE ACCOUNT OF, OR PLEDGED WITH OR FOR THE ACCOUNT OF, THE BANK BY THE COMPANY.

FUNDS UNDER THIS LETTER OF CREDIT ARE ONLY AVAILABLE TO THE BENEFICIARY AGAINST A SIGHT DRAFT DRAWN ON US, SUBSTANTIALLY IN THE FORM OF EXHIBIT 1 HERETO (THE "SIGHT DRAFT"), STATING ON ITS FACE: "DRAWN UNDER PNC BANK, NATIONAL ASSOCIATION, LETTER OF CREDIT NO. 18108504-00-000" AND UPON THE BENEFICIARY'S PRESENTING TO US THE WRITTEN CERTIFICATE IN THE FORM OF EXHIBIT 2 HERETO (THE "CERTIFICATE"). DRAWS UNDER THIS LETTER OF CREDIT WILL BE PAID BY WIRE TRANSFER AS DIRECTED IN THE SIGHT DRAFT.

PRESENTATION OF THE SIGHT DRAFT AND CERTIFICATE SHALL BE MADE ON A BUSINESS DAY AT OUR OFFICE LOCATED AT 500 FIRST AVENUE, 3RD FLOOR, PITTSBURGH, PENNSYLVANIA 15219 (ATTENTION: STANDBY LC DEPARTMENT) OR ANY OTHER OFFICE MAINTAINED BY BANK. IF WE RECEIVE SUCH SIGHT DRAFT AND CERTIFICATE AT SUCH OFFICE, ALL IN STRICT CONFORMITY WITH THE TERMS AND CONDITIONS OF THIS LETTER OF CREDIT, ON OR PRIOR TO THE TERMINATION HEREOF, WE WILL HONOR THE SAME AND MAKE PAYMENT HEREUNDER. IF THE SIGHT DRAFT AND CERTIFICATE ARE PRESENTED TO US AS AFORESAID BY 11:00 A.M., PITTSBURGH, PENNSYLVANIA TIME, PAYMENT WILL BE MADE, IN IMMEDIATELY AVAILABLE FUNDS BY WIRE TRANSFER BY 12:00 P.M., ON THE NEXT SUCCEEDING BUSINESS DAY FOLLOWING PRESENTATION; OTHERWISE, PAYMENT WILL BE MADE, IN IMMEDIATELY AVAILABLE FUNDS BY WIRE TRANSFER, BY 10:00 A.M ON THE THIRD BUSINESS DAY FOLLOWING PRESENTMENT. IF REQUESTED BY THE BENEFICIARY, PAYMENT MAY BE MADE BY DEPOSIT OF SUCH FUNDS INTO A DESIGNATED BANK ACCOUNT MAINTAINED BY THE BENEFICIARY.

ONLY THE BENEFICIARY OR THE SUCCESSOR MAY MAKE A DRAWING UNDER THIS LETTER OF CREDIT. UPON THE PAYMENT OF THE AMOUNT SPECIFIED IN THE SIGHT DRAFT AS DESIGNATED IN THE SIGHT DRAFT, WE WILL BE FULLY DISCHARGED OF OUR OBLIGATION UNDER THIS LETTER OF CREDIT WITH RESPECT TO SUCH SIGHT DRAFT AND SHALL NOT THEREAFTER BE OBLIGATED TO MAKE ANY FURTHER PAYMENTS UNDER THIS LETTER OF CREDIT IN RESPECT OF SUCH SIGHT DRAFT. BY PAYING THE AMOUNT DEMANDED IN SUCH SIGHT DRAFT WE MAKE NO REPRESENTATION AS TO THE CORRECTNESS OF THE AMOUNT DEMANDED IN SUCH SIGHT DRAFT. THE BANK SHALL NOT BE CALLED UPON TO DETERMINE QUESTIONS OF FACT OR LAW AT ISSUE BETWEEN THE BANK'S CUSTOMER AND THE BENEFICIARY OF THIS LETTER OF CREDIT.

THIS LETTER OF CREDIT SHALL AUTOMATICALLY TERMINATE WITHOUT ANY ACTION OR NOTICE AND SHALL BE DELIVERED TO US FOR CANCELLATION UPON THE EARLIEST OF: (I) THE MAKING BY THE BENEFICIARY OF THE DRAWING AVAILABLE TO BE MADE HEREUNDER; (II) OUR RECEIPT OF A WRITTEN CERTIFICATE SIGNED BY A BENEFICIARY AND AN OFFICER OF THE COMPANY STATING THAT THE TERMS OF THE SETTLEMENT AGREEMENT ALLOWING TERMINATION OF THIS LETTER OF CREDIT HAVE OCCURRED; OR (III) THE OCCURRENCE OF THE EXPIRATION DATE.

THIS LETTER OF CREDIT WILL BE AUTOMATICALLY EXTENDED WITHOUT AMENDMENT FOR ADDITIONAL PERIODS OF ONE YEAR FROM THE EXPIRATION DATE STATED

DRAFT

ABOVE OR ANY EXTENDED EXPIRATION DATES; UNLESS WE ARE PROVIDED WITH, FIVE BUSINESS DAYS PRIOR TO THE EXPIRATION DATE, A JOINT WRITTEN DIRECTION PURPORTEDLY SIGNED BY BOTH (1) THE BENEFICIARY (OR HIS SUCCESSOR) AND (2) AN AUTHORIZED REPRESENTATIVE OF THE APPLICANT STATING THAT LETTER OF CREDIT NO.
18108504-00-000 SHALL EXPIRE AND SHALL NOT AUTOMATICALLY RENEW.

THIS LETTER OF CREDIT IS SUBJECT TO THE INTERNATIONAL STANDBY PRACTICES/ISP98, INTERNATIONAL CHAMBER OF COMMERCE PUBLICATION NO. 590" (THE "ISP 98"). THIS LETTER OF CREDIT SHALL BE DEEMED TO BE MADE UNDER THE LAWS OF THE STATE OF OHIO, AND SHALL, AS TO MATTERS NOT GOVERNED BY THE ISP 98, BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF OHIO.

COMMUNICATIONS WITH RESPECT TO THIS LETTER OF CREDIT SHALL BE IN WRITING AND SHALL BE ADDRESSED TO US AT 500 FIRST AVENUE, 3RD FLOOR, PITTSBURGH, PENNSYLVANIA 15219 (ATTENTION: STANDBY LC DEPARTMENT), SPECIFICALLY REFERRING TO THE NUMBER OF THIS LETTER OF CREDIT.

THIS LETTER OF CREDIT SETS FORTH IN FULL OUR UNDERTAKING AND SHALL NOT IN ANY WAY BE MODIFIED, AMENDED, AMPLIFIED OR LIMITED BY REFERENCE TO ANY DOCUMENT, INSTRUMENT OR AGREEMENT REFERRED TO HEREIN (INCLUDING, WITHOUT LIMITATION, THE LOAN AGREEMENT), EXCEPT ONLY THE CERTIFICATE AND THE DRAFT REFERRED TO HEREIN; AND ANY SUCH REFERENCE SHALL NOT BE DEEMED TO INCORPORATE HEREIN BY REFERENCE ANY DOCUMENT, INSTRUMENT OR AGREEMENT EXCEPT FOR SUCH CERTIFICATE AND SUCH DRAFT.

PNC BANK, NATIONAL ASSOCIATION
GLOBAL TRADE SERVICE OPERATIONS

EXHIBIT I

SIGHT DRAFT

_________, 20__

FOR VALUE RECEIVED

Pay on Demand to: ________________________ Trust Account, Twenty Five Thousand and 00/100 United States Dollars in immediately available funds by wire transfer as follows:

Bank Name: ________________________

Account Name: ________________________

Routing No.: ________________________

Account No: ________________________

Charge to account of Perma-Fix of Dayton, Inc., an Ohio corporation.

Drawn under PNC Bank, National Association Letter of Credit No. ________.

TO: PNC Bank, National Association
Standby LC Department
500 First Avenue, 3rd Floor
Pittsburgh, Pennsylvania 15219

____
Ellis Jacobs, Esq.

or

____
Name: ________________________
As Successor

(The signature of only one of the foregoing individuals shall be required)

EXHIBIT 2

CERTIFICATE

The undersigned Beneficiary or Successor Beneficiary hereby certifies to PNC Bank, National Association (the "Bank") with reference to PNC Bank, National Association Irrevocable Letter of Credit No. ________ (the "Letter of Credit," the capitalized terms defined therein and not defined herein being used as therein defined) issued by the Bank in favor of the Beneficiary that:

(1) The undersigned Beneficiary or Successor Beneficiary is making a drawing under the Letter of Credit with respect to payment due under the Settlement Agreement.

(2) The undersigned Beneficiary or Successor Beneficiary hereby certify either that:

(i) The conditions described in Paragraph 8A. of the Settlement Agreement have occurred entitling the Beneficiary to draw under the Letter of Credit; OR

(ii) The conditions described in Paragraph 8B. of the Settlement Agreement have occurred entitling the Beneficiary to draw under the Letter of Credit.

(2) The maximum amount due and payable under this Letter of Credit is $25,000. The amount of the draft accompanying this certificate does not exceed such amount.

IN WITNESS WHEREOF, the undersigned Beneficiary has executed and delivered this certificate as of this ___ day of ______, 20__.

____
Ellis Jacobs, Esq.

DRAFT

or

____
Name:__________________________
As Successor

(The signature on only one of the foregoing individuals shall be required)